UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-21600

DWS Global Commodities Stock Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2009

Semiannual Report to Stockholders

DWS Global Commodities Stock Fund, Inc. Ticker Symbol: GCS

Contents

3 Performance Summary

4 Portfolio Summary

6 Consolidated Investment Portfolio

10 Consolidated Financial Statements

13 Consolidated Financial Highlights

14 Notes to Consolidated Financial Statements

25 Dividend Reinvestment and Cash Purchase Plan

27 Other Information

37 Investment Management Agreement Approval

42 Additional Information

43 Privacy Statement

Investments in funds involve risk. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk profile. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors or factors affecting a particular industry or commodity could have a significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund invests have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Additionally, this fund is subject to stock market risk. An investment in common shares represents an indirect investment in the portfolio securities held by the fund. The value of these securities fluctuates.

This report is sent to the stockholders of DWS Global Commodities Stock Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Return as of 12/31/09	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Based on Net Asset Value(a)	21.08%	40.30%	5.30%	11.14%	11.62%
Based on Market Price(a)	19.05%	55.17%	6.44%	11.44%	8.99%
Blended Index+	21.90%	37.55%	0.49%	7.78%	8.44%
S&P® Goldman Sachs Commodity Index+	6.51%	13.49%	-6.95%	-3.00%	-4.94%
MSCI World Energy Index+	18.58%	26.23%	0.61%	9.09%	10.02%
MSCI World Materials Index+	33.31%	61.52%	2.44%	10.52%	12.35%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on September 24, 2004. Index comparison began on September 30, 2004.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
+ The S&P Goldman Sachs Commodity Index is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
The Blended Index, the Fund's benchmark, consists of the returns for the S&P Goldman Sachs Commodity Index (20%), MSCI World Energy Index (40%), and the MSCI World Materials Index (40%).
Indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
Each of these indices assumes reinvestment of all dividends and, unlike Fund returns, does not reflect the expenses of managing a fund. It is not possible to invest directly in an index.
Net Asset Value and Market Price	As of 12/31/09	As of 6/30/09
Net Asset Value	$ 9.00	$ 7.55
Market Price	$ 8.31	$ 7.09

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Six Months as of 12/31/09: Income Dividends	$ .14

Portfolio Summary

Geographical Diversification (As a % of Common Stocks, Rights and Options Purchased)	12/31/09	6/30/09

United States	51%	53%
United Kingdom	15%	13%
Canada	10%	13%
Australia	7%	7%
Switzerland	3%	2%
Japan	2%	—
Luxembourg	2%	3%
Netherlands	2%	3%
Germany	2%	—
France	2%	4%
Brazil	2%	1%
Russia	1%	—
Spain	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks, Rights and Options Purchased)	12/31/09	6/30/09

Materials	51%	49%
Energy	43%	47%
Industrials	4%	2%
Consumer Staples	2%	2%
	100%	100%

Consolidated geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2009 (35.6% of Net Assets)	Country	Percent
1. BHP Billiton Producer of petroleum, minerals and steel products	Australia	6.1%
2. ExxonMobil Corp. Explorer and producer of oil and gas	United States	5.8%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	United States	4.1%
4. BP PLC Exporter and producer of oil and natural gas	United Kingdom	3.6%
5. Monsanto Co. Provider of agricultural products	United States	3.1%
6. Occidental Petroleum Corp. Producer of natural gas	United States	2.9%
7. Rio Tinto Operator of a mining, manufacturing and development company	United Kingdom	2.7%
8. Anglo American PLC Global mining and natural resources company	United Kingdom	2.5%
9. Schlumberger Ltd. Provider of technology services to the petroleum industry	United States	2.5%
10. Barrick Gold Corp International gold company	Canada	2.3%

Consolidated portfolio holdings are subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 6. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of consolidated portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete consolidated portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Consolidated Investment Portfolio
as of December 31, 2009 (Unaudited)

	Shares	Value ($)

Common Stocks 84.6%
Australia 5.6%
BHP Billiton Ltd.	146,345	5,604,102
Fortescue Metals Group Ltd.*	199,064	783,956
Murchison Metals Ltd.*	281,523	623,374
Rio Tinto Ltd.	16,287	1,077,642
(Cost $5,322,390)		8,089,074
Brazil 1.4%
Cosan SA Industria e Comercio* (Cost $870,115)	137,507	2,004,595
Canada 8.8%
Agrium, Inc.	22,648	1,416,677
Barrick Gold Corp.	83,336	3,303,639
Cenovus Energy, Inc.	51,979	1,317,056
EnCana Corp.	51,979	1,695,275
Kinross Gold Corp.	144,255	2,671,753
Suncor Energy, Inc.	64,473	2,293,867
(Cost $10,185,841)		12,698,267
China 0.4%
Trina Solar Ltd. (ADR)* (Cost $591,574)	11,624	627,347
France 1.5%
Total SA (Cost $1,690,472)	32,780	2,100,593
Germany 1.6%
SMA Solar Technology AG	6,692	895,164
ThyssenKrupp AG	36,641	1,379,971
(Cost $1,791,115)		2,275,135
Japan 2.0%
JFE Holdings, Inc.	42,000	1,653,958
Mitsubishi Corp.	25,900	643,947
Mitsui & Co., Ltd.	41,200	583,273
(Cost $2,734,999)		2,881,178
Luxembourg 1.9%
ArcelorMittal (Cost $1,665,671)	61,943	2,809,420
Netherlands 1.7%
Royal Dutch Shell PLC "A"	39,681	1,198,076
Royal Dutch Shell PLC "B"	41,271	1,202,642
(Cost $2,960,218)		2,400,718
Russia 0.7%
Cherepovets MK Severstal (GDR) REG S* (Cost $925,106)	100,981	959,320
Spain 0.6%
Gamesa Corp. Tecnologica SA (Cost $891,902)	48,696	816,321
Switzerland 2.9%
Transocean Ltd.*	15,201	1,258,643
Weatherford International Ltd.*	53,779	963,182
Xstrata PLC*	106,967	1,884,085
(Cost $3,250,905)		4,105,910
United Kingdom 12.4%
Anglo American PLC*	84,384	3,652,042
BG Group PLC	175,484	3,142,529
BHP Billiton PLC	96,737	3,090,043
BP PLC	537,417	5,197,459
Rio Tinto PLC	51,219	2,760,518
(Cost $15,092,708)		17,842,591
United States 43.1%
Air Products & Chemicals, Inc.	37,525	3,041,776
Alpha Natural Resources, Inc.*	30,111	1,306,215
Anadarko Petroleum Corp.	33,590	2,096,688
Apache Corp.	27,808	2,868,951
Chevron Corp.	75,840	5,838,922
Commercial Metals Co.	33,385	522,475
Crown Holdings, Inc.*	37,215	951,960
Dow Chemical Co.	75,992	2,099,659
ExxonMobil Corp.	121,891	8,311,747
Freeport-McMoRan Copper & Gold, Inc.*	34,702	2,786,224
Halliburton Co.	77,537	2,333,088
Holly Corp.	36,247	929,011
International Paper Co.	91,135	2,440,595
Martin Marietta Materials, Inc. (a)	18,562	1,659,628
Monsanto Co.	55,176	4,510,638
Occidental Petroleum Corp.	51,339	4,176,428
Owens-Illinois, Inc.*	38,616	1,269,308
Praxair, Inc.	26,076	2,094,164
Quanta Services, Inc.*	42,740	890,702
Schlumberger Ltd.	54,863	3,571,033
The Mosaic Co.	30,744	1,836,339
Ultra Petroleum Corp.*	16,106	803,045
United States Steel Corp.	46,780	2,578,514
Vista Gold Corp.*	225,309	552,007
Walter Energy, Inc.	16,006	1,205,412
Weyerhaeuser Co.	28,468	1,228,109
(Cost $54,849,188)		61,902,638
Total Common Stocks (Cost $102,822,204)		121,513,107

Exchange-Traded Fund 1.6%
United States
SPDR Gold Trust* (Cost $1,126,427)	21,860	2,345,797
	Principal Amount ($)	Value ($)

Government & Agency Obligation 1.1%
US Treasury Obligation
US Treasury Bill, 0.19%**, 3/18/2010 (b) (Cost $1,581,365)	1,582,000	1,581,840
	Shares	Value ($)

Securities Lending Collateral 0.9%
Daily Assets Fund Institutional, 0.17% (c) (d) (Cost $1,309,000)	1,309,000	1,309,000

Cash Equivalents 14.4%
Central Cash Management Fund, 0.14% (c) (Cost $20,701,789)	20,701,789	20,701,789
	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $127,540,785)+	102.6	147,451,533
Other Assets and Liabilities, Net	(2.6)	(3,763,147)
Net Assets	100.0	143,688,386
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $137,912,337. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $9,539,196. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,409,280 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,870,084.
(a) All or a portion of these securities were on loan (see Notes to Consolidated Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $1,251,740, which is 0.9% of net assets.
(b) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SPDR: Standard & Poor's Depository Receipt

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Cocoa	USD	3/16/2010	46	1,512,940	74,826
Platinum	USD	4/28/2010	30	2,206,500	55,982
S&P Goldman Sachs Commodity Index	USD	1/19/2010	123	16,143,750	1,005,008
Sugar No. 11	USD	4/30/2010	59	1,667,198	168,099
Total unrealized appreciation					1,303,915
Currency Abbreviations
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the derivatives section of Note A in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$ —	$ 8,089,074	$ —	$ 8,089,074
Brazil	2,004,595	—	—	2,004,595
Canada	12,698,267	—	—	12,698,267
China	627,347	—	—	627,347
France	—	2,100,593	—	2,100,593
Germany	—	2,275,135	—	2,275,135
Japan		2,881,178	—	2,881,178
Luxembourg	—	2,809,420	—	2,809,420
Netherlands	—	2,400,718	—	2,400,718
Russia	—	959,320	—	959,320
Spain	—	816,321	—	816,321
Switzerland	2,221,825	1,884,085	—	4,105,910
United Kingdom	—	17,842,591	—	17,842,591
United States	61,902,638	—	—	61,902,638
Exchange-Traded Fund	2,345,797	—	—	2,345,797
Short-Term Investments (e)	22,010,789	1,581,840	—	23,592,629
Derivatives (f)	1,303,915	—	—	1,303,915
Total	$ 105,115,173	$ 43,640,275	$ —	$ 148,755,448
(e) See Consolidated Investment Portfolio for additional detailed categorizations.
(f) Derivatives include unrealized appreciation on open futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Commodities- Linked Structured Notes
Balance as of June 30, 2009	$ 5,951,405
Net realized gain (loss)	(6,673,701)
Change in unrealized appreciation (depreciation)	5,698,595
Amortization premium/discount	—
Net purchases (sales)	(4,976,299)
Net transfers in (out) of Level 3	—
Balance as of December 31, 2009	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2009	$ —

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities as of December 31, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $105,529,996) — including $1,251,740 of securities loaned	$ 125,440,744
Investment in Daily Assets Fund Institutional (cost $1,309,000)*	1,309,000
Investment in Central Cash Management Fund (cost $20,701,789)	20,701,789
Total investments, at value (cost $127,540,785)	147,451,533
Foreign currency, at value (cost $9,889)	9,845
Interest receivable	3,394
Dividends receivable	73,672
Receivable for daily variation margin on open futures contracts	11,354
Foreign taxes recoverable	12,152
Total assets	147,561,950
Liabilities
Payable upon return of securities loaned	1,309,000
Distributions payable	2,199,542
Accrued management fee	101,780
Other accrued expenses and payables	263,242
Total liabilities	3,873,564
Net assets, at value	$ 143,688,386
Net Assets Consist of
Undistributed net investment income	44,182
Net unrealized appreciation (depreciation) on: Investments	19,910,748
Futures	1,303,915
Foreign currency	249
Accumulated net realized gain (loss)	(93,861,792)
Cost of 10,010,158 shares held in treasury	(155,782,537)
Paid-in capital	372,073,621
Net assets, at value	$ 143,688,386
Net Asset Value
Net Asset Value Per common share ($143,688,386 ÷ 15,961,840 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 9.00
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations for the six months ended December 31, 2009 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $46,920)	$ 1,047,394
Interest	1,015
Income distributions — affiliated cash management vehicles	21,948
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	17,313
Total Income	1,087,670
Expenses: Management fee	619,508
Services to shareholders	11,136
Custodian and accounting fees	79,222
Directors' fees and expenses	2,324
Reports to shareholders	77,988
Audit and tax fees	41,086
Legal fees	133,338
NYSE listing fees	11,973
Other	29,587
Total expenses	1,006,162
Net investment income	81,508
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,267,383)
Futures	(269,089)
Written options	(98,390)
Foreign currency	16,540
(3,618,322)
Change in net unrealized appreciation (depreciation) on: Investments	26,780,147
Futures	2,113,127
Written options	(6,530)
Foreign currency	(2,341)
28,884,403
Net gain (loss)	25,266,081
Net increase (decrease) in net assets resulting from operations	$ 25,347,589

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2009 (Unaudited)	Year Ended June 30, 2009
Operations: Net investment income	$ 81,508	$ 873,600
Net realized gain (loss)	(3,618,322)	(87,663,667)
Change in net unrealized appreciation (depreciation)	28,884,403	(123,177,396)
Net increase (decrease) in net assets resulting from operations	25,347,589	(209,967,463)
Distributions to shareholders from: Net investment income	(2,199,542)	(795,097)
Net realized gains	—	(86,578,878)
Total distributions	(2,199,542)	(87,373,975)
Fund share transactions: Cost of shares tendered and accepted	—	(20,830,167)
Cost of shares repurchased	(4,754,874)	(19,859,215)
Net increase (decrease) in net assets from Fund share transactions	(4,754,874)	(40,689,382)
Increase (decrease) in net assets	18,393,173	(338,030,820)
Net assets at beginning of year	125,295,213	463,326,033
Net assets at end of year (including undistributed net investment income of $44,182 and $2,162,216, respectively)	$ 143,688,386	$ 125,295,213
Other Information
Shares outstanding at beginning of period	16,588,270	20,096,637
Shares tendered and accepted	—	(1,004,832)
Shares repurchased	(626,430)	(2,503,535)
Common shares outstanding at end of period	15,961,840	16,588,270

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Years Ended June 30,	2009[a]	2009	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.55	$ 23.05	$ 21.25	$ 19.27	$ 16.16	$ 14.33[e]
Income (loss) from investment operations: Net investment income[c]	.01	.05	.06	.11	.20	.12
Net realized and unrealized gain (loss)	1.56	(10.92)	5.84	3.54	4.69	1.77
Total from investment operations	1.57	(10.87)	5.90	3.65	4.89	1.89
Less distributions from: Net investment income	(.14)	(.04)	(.11)	(.13)	(.17)	(.02)
Net realized gain	—	(4.78)	(4.03)	(1.56)	(1.65)	(.01)
Total distributions	(.14)	(4.82)	(4.14)	(1.69)	(1.82)	(.03)
Offering costs charged to paid-in capital	—	—	—	—	—	(.03)
NAV accretion resulting from repurchases and shares tendered and accepted for shares at value	.02	.19	.04	.02	.04	—
Net asset value, end of period	$ 9.00	$ 7.55	$ 23.05	$ 21.25	$ 19.27	$ 16.16
Market value, end of period	$ 8.31	$ 7.09	$ 20.30	$ 18.62	$ 16.47	$ 14.04
Total Return
Per share net asset value (%)[d]	21.08**	(40.41)	34.26	22.91	32.61	12.98**
Per share market value (%)[d]	19.05**	(36.43)	34.89	26.01	30.45	(6.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	144	125	463	473	452	420
Ratio of expenses before expense reductions (%)	1.46*	1.40	1.12	1.09	1.13	1.13*
Ratio of expenses after expense reductions (%)	1.46*	1.40	1.12	1.09	1.13	1.12*
Ratio of net investment income (%)	.12*	.42	.28	.60	1.08	.97*
Portfolio turnover rate (%)	35**	88	86	118	93	59**
[a] For the six months ended December 31, 2009 (Unaudited).
[b] For the period from September 24, 2004 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[e] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
* Annualized
** Not annualized

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Commodities Stock Fund, Inc. (the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares and 10,000,000 shares are classified as Preferred Shares, $0.01 par value per share.

The Fund's Consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity I, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as commodity-linked swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. As of December 31, 2009, the Fund's investment in the Subsidiary was $21,720,614, representing 15.1% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e., commodities-linked or index-linked notes) are valued based on the terms of agreements under valuation procedures which are approved by the Directors. Pricing techniques take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Structured notes (i.e., commodities-linked or index-linked notes) are valued based on the terms of agreements under valuation procedures which are approved by the Trustees. Pricing techniques take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts to provide market exposure to specific commodities or to replicate the performance of a commodity index or structured note.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2009 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2009, the Fund invested in futures contracts with a total notional value ranging from approximately $14,172,000 to $21,530,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open option contracts as of December 31, 2009. For the six months ended December 31, 2009, the Fund invested in written options contracts with total values ranging from $0 to approximately $405,000 and purchased option contracts with total values ranging from $0 to approximately $143,000.

Commodities-Linked Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, interest rate, credit and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, the Advisor typically enters into these transactions with counterparties whose credit rating is investment grade. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss.

There were no commodities-linked structured notes held as of December 31, 2009. For the six months ended December 31, 2009, the Fund invested in commodities-linked structured notes with a total value ranging from $0 to approximately $5,951,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2009 and the related location on the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts
Commodity Contracts (a)	$ 1,303,915

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Asset of receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended December 31, 2009 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Futures Contracts	Written Options	Commodities- Linked Structured Notes	Total
Commodity Contracts (a)	$ —	$ (269,089)	$ —	$ (6,673,701)	$ (6,942,790)
Equity Contracts (b)	17,973	—	(98,390)	—	(80,417)
	$ 17,973	$ (269,089)	$ (98,390)	$ (6,673,701)	$ (7,023,207)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes commodities linked/structured notes) and futures, respectively
(b) Net realized gain (loss) from investments (includes purchased options) and written options, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Futures Contracts	Written Options	Commodities- Linked Structured Notes	Total
Commodity Contracts (a)	$ —	$ 2,113,127	$ —	$ 5,698,595	$ 7,811,722
Equity Contracts (b)	27,449	—	(6,530)	—	20,919
	$ 27,449	$ 2,113,127	$ (6,530)	$ 5,698,595	$ 7,832,641

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes commodities-linked structured notes) and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options, respectively

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At June 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $34,719,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2017, the expiration date, whichever occurs first.

In addition, from November 1, 2008 through June 30, 2009, the Fund incurred approximately $45,153,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending June 30, 2010.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividend. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $44,893,499 and $51,816,788, respectively.

For the six months ended December 31, 2009, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	626	$ 411,766
Options written	273	44,548
Options closed	(897)	(454,548)
Options exercised	(2)	(1,766)
Outstanding, end of period	—	$ —

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily managed assets (i.e., the net asset value of Fund common shares plus the liquidation preference of any Fund preferred shares and the principal amount of any borrowings used for leverage), computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent and dividend-disbursing agent for the common shares of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-disbursing agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2009, the amount charged to the Fund by DISC aggregated $8,411, of which $2,578 is unpaid.

DWS Investments Fund Accounting Corporation ("DIFA"), an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIFA and State Street Bank and Trust Company ("SSB"), DIFA has delegated certain fund accounting functions to SSB. DIFA compensates SSB from the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended December 31, 2009 by DIFA aggregated $55,254, of which $9,130 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Manager retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2009, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $5,125, all of which is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Manager. Affiliated cash management vehicles do not pay the Manager a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund invests primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked derivative instuments, including commodities-linked structured notes and futures contracts. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked derivative instruments in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these investments is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, commodities-linked structured notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Tender Offer Programs

The Fund's Board of Directors authorized, subject to applicable law, a program of tender offers for the Fund's common shares for six consecutive semiannual periods of operation which began with the semiannual period ended December 2005 and concluded in July 2008. In the event that the common shares traded at an average discount from net asset value of more than 10% for the 12 weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the Fund, under normal circumstances and subject to certain conditions, made offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders.

The following table summarizes the tender offer program for the year ended June 30, 2008. The accepted shares were tendered at a price equal to 98% of the net asset value on the next business day after the offer expired.

Date of Commencement	Expiration Date	Shares Tendered	% of Shares Tendered	Shares Accepted	% of Shares Accepted	Repurchase Price
6/9/2008	7/14/2008	12,571,144	63%	1,004,832	7.99%	$ 20.730

G. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share in an amount up to 20% of its outstanding shares over a 12-month period. During the year ended June 30, 2009, the Fund purchased 2,503,535 shares of common stock on the open market at a total cost of $19,859,215. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 12.2%. During the six months ended December 31, 2009, the Fund purchased 626,430 shares of common stock on the open market at a total cost of $4,754,874. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 6.4%. These shares are held in treasury.

H. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 24, 2010, the date the consolidated financial statements were available to be issued, and has determined that there were no other material events other than described in the Other Information Section under the caption Upcoming Changes to Investment Strategies, Policies and Fund Name that would require disclosure in the Fund's consolidated financial statements through this date.

Dividend Reinvestment and Cash Purchase Plan

A summary of the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") is set forth below. You may obtain more detailed information by requesting a copy of the Plan from DWS Investments Service Company (the "Transfer Agent") by writing to DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, by calling (800) 294-4366 or by visiting the Fund's Web site at www.dws-investments.com. The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records.

The Plan offers stockholders an automatic way to reinvest their dividends and capital gain distributions in shares of the Fund. Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent, in writing, otherwise. If your shares are held in the name of a broker or other nominee as the stockholder of record, please consult your broker or nominee to determine whether it is participating in the Plan on your behalf. Stockholders who do not participate in the Plan will receive all distributions paid by check mailed directly to them.

Participants in the Plan also have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately 10 days (but not more than 30 days) before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share, the Fund will issue shares of common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares on the Valuation Date, the Plan Agent (currently, Computershare Inc.) will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy Fund shares in the open market for the participant's account. Such purchases will be made on, or shortly after, the Valuation Date, and in no event more than 45 days after the Valuation Date, except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market for the participant's account on, or shortly after, the payment date.

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. With respect to purchases of Fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with the reinvestment of any dividends or capital gain distributions, or voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The Fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan. A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution. If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Other Information

Net Asset Value

The Fund's NAV is available daily on our Web site at www.dws-investments.com. The Fund's NAV is published weekly on Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's market value is published weekly in Barron's. The Fund's NAV is also published weekly in Barron's.

Bylaw Amendments

On July 15, 2009, the Fund's Board adopted an amendment to the Fund's bylaws. The amendment provides that the annual meeting of stockholders shall be held on a date fixed from time to time by the Board of Directors.

Annual Meeting of Stockholders

It is anticipated that the Fund will hold its next annual meeting of stockholders prior to the end of its current fiscal year ending June 30, 2010 in accordance with NYSE regulations.

Upcoming Changes to Investment Strategies, Policies and Fund Name

In January 2010, the Fund's Board of Directors approved a change in the Fund's investment strategy, from a blended approach involving investments in companies in commodities-related industries and direct commodity investments, to an actively-managed direct commodity strategy. This change in investment strategy is intended to provide greater potential to deliver out-performance relative to the Fund's benchmark. It is believed that the change in investment strategy offers an opportunity for a more direct, purer commodity exposure as compared to the current blended approach and is also intended to enable the Fund to better take advantage of inefficiencies in the volatile commodity markets. The new strategy also creates potential for the portfolio management team to reduce the Fund's commodity exposure when commodities appear overvalued. In connection with the implementation of the Fund's new strategy, the Fund's name will be changed to DWS Enhanced Commodity Strategy Fund, Inc. In connection with the strategy change, the Fund's revised investment policies, restrictions and risks will be as described in detail below. It is expected that these changes will become effective on or about March 31, 2010.

In connection with this change, the Fund will eliminate its current investment policy of investing substantially all, but not less than 80%, of its total assets in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index. The Fund will instead invest, under normal circumstances, in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments. The Fund will invest in commodity-linked derivative instruments, such as commodity-linked swaps, structured notes and futures contracts, that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties, such as gas, heating oil, industrial and other precious metals, livestock, or agricultural products.

The Fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary is expected to invest in commodity-linked derivative instruments and may also invest in physical commodities. The Subsidiary may also invest in fixed-income instruments, some of which may serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary is managed by the same portfolio management team as the Fund.

The Fund will invest in fixed-income securities, including inflation-indexed securities, of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The Fund may invest in mortgage-backed and asset-backed securities, taxable municipal bonds and tax-exempt municipal bonds, and adjustable rate loans that have a senior right to payment ("Senior Loans") and other floating rate debt securities.

The Fund may invest up to 10% of its total assets in below-investment- grade bonds (also referred to as junk bonds).

Portfolio management generally will allocate the Fund's commodity-linked investments among a variety of different commodity sectors. Portfolio management will use a proprietary quantitative, rules-based methodology in determining the Fund's commodity sector weightings relative to the Dow Jones UBS Commodity Index (the "DJ-USBC Index"), which replaces the current blended benchmarks (40% MSCI World Energy Index, 40% MSCI World Material Index and 20% S&P Goldman Sachs Commodity Index) as the Fund's benchmark index. Portfolio management normally will rebalance commodity sector positions when a sector undergoes a "trigger event," reducing the Fund's exposure to commodity sectors that are "expensive" and increasing its exposure to sectors that are "cheap." Portfolio management may reduce the Fund's exposure to all commodity sectors when commodities in general appear overvalued.

The Fund will concentrate its investments in commodity-related industries. With respect to commodity-linked derivative investments, the Fund will calculate its investment in commodity-related industries using the notional value of the commodity-linked derivative investments.

The Fund's investment objective will remain capital appreciation with total return as a secondary objective.

Selected Types of Investments and Techniques

Derivatives. The Fund may use various types of derivatives for any purpose, including for hedging, risk management and non-hedging purposes to seek to enhance potential gains. Derivatives are financial instruments the value of which is derived from, among other things, a security, a commodity, a currency or an index. The value of a commodity-linked derivative instrument typically is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The Fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter ("OTC") put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell structured notes, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. The types of derivatives identified above are not intended to be exhaustive. The Fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet other needs. In particular, the Fund may invest in commodity-linked swaps, interest rate swaps, total return swaps, credit default swaps and futures contracts.

Fixed-Income Securities. The Fund's derivatives investments following the changes described above will be backed by a portfolio of fixed-income instruments. Fixed-income securities include, without limitation, corporate debt obligations, securities issued or guaranteed by government entities, inflation-indexed securities, mortgage-backed and other asset-backed securities, Senior Loans, other debt securities and other instruments and derivatives related to each of these types of securities. In periods of declining interest rates, the yield (income from a fixed-income security held by a fund over a stated period of time) of a fixed-income security may tend to be higher than prevailing market rates and, in periods of rising interest rates, the yield of a fixed-income security may tend to be lower than prevailing market rates. The value of fixed-income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

Active Trading. The Fund may trade actively, both in connection with the transition to the new strategy described above, and thereafter in the ordinary execution of that strategy. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

Upcoming Changes to Portfolio Management Team

Upon implementation of the strategy change described above, the following people will handle the day-to-day management of the Fund:

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund. Joined the Fund in 2010.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the Fund. Joined the Fund in 2010.

• Joined Deutsche Asset Management in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

• Portfolio Manager for Retail Fixed Income: New York.

• BA, Harvard University; MBA, University of Chicago Graduate School of Business.

Darwei Kung

Assistant Vice President of Deutsche Asset Management and Portfolio Manager of the Fund. Joined the Fund in 2010.

• Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development, at Calpoint LLC from 2001-2004.

• BS in Computational Finance and MS in Electrical Engineering from University of Washington (Seattle, WA); MS in Computational Finance and MBA in Business Administration from Carnegie Mellon University.

Risk Factors

There are several risk factors associated with the Fund's revised strategy and policies that could hurt the Fund's performance, cause investors to lose money or cause the Fund's performance to trail that of other investments.

Commodities-Related Investments Risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. In addition, the types of commodities-linked derivatives instruments in which the Fund invests are more volatile than traditional securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

Focus Risk. To the extent that the Fund focuses its investments in particular sectors of the economy or particular industries, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those sectors or industries will have a significant impact on the Fund's performance.

Credit Risk. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

Interest Rate Risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the Fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In certain interest rate environments, such as when real interest rates (current actual interest rates) are rising faster than nominal interest rates (meaning a real interest rate plus an expected inflation rate), inflation indexed bonds may experience greater losses than other interest-paying securities of comparable quality and duration.

Inflation-Indexed Bond Risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the Fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the Fund's returns will match or exceed the real rate of inflation.

Derivatives Risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The Fund may use derivatives for any purpose, including hedging, risk management and non-hedging purposes to seek to enhance potential gains.

Foreign Investment Risk. To the extent the Fund invests in fixed-income securities of issuers based outside the US or takes on derivative exposure to non-US companies or markets, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the Fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

Security Selection Risk. The securities in the Fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

Additional risks listed below are in alphabetical order.

Conflict of interest risk. To avoid violating laws on self-dealing, the Fund may not be able to invest in Senior Loans issued or marketed by an affiliate of Deutsche Investment Management Americas Inc. ("DIMA") at the desired timing or price. The fact that DIMA has indicated it may wish to invest in the publicly traded securities of a borrower may mean it does not have access to material non-public information about the borrower to which other lenders have access.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business (such as trading, OTC derivatives (such as swap contracts) or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes (for example, many small company and foreign securities), for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Non-Diversification Risk. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the Fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the Fund's share price and yield and could hurt fund performance.

Securities Lending Risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Senior Loans Risk. Because senior loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them than for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the Fund is particularly dependent on portfolio management's analytical abilities. Senior loans involve other risks described elsewhere in this section, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

Tax Status Risk. Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. However, the IRS has issued a private ruling to the Fund that income earned through its wholly owned Subsidiary that invests in such instruments constitutes qualifying income.

Valuation Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. Any such difference may not be reflected in the market price of the Fund's shares relative to its published net asset value (i.e., the level of discount or premium).

Upcoming Elimination of Certain Non-Fundamental Investment Policies

In connection with the implementation of the Fund's strategy changes, certain non-fundamental investment policies will be eliminated, as explained below.

• The Fund will no longer be bound by any policies to invest any minimum amount in equity securities, including its current policy to invest, under normal market conditions, substantially all but not less than 80% of its total assets in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes.

• The Fund will eliminate its policies to invest in securities of companies domiciled primarily in developed countries and to invest no more that 30% of its total assets in securities of companies domiciled in emerging-markets countries.

• The percentage limits on the Fund's investments in debt securities of companies in commodities-related industries and preferred securities of companies in commodities-related industries will be eliminated.

• The percentage limits on the Fund's investments in certain hybrid instruments (i.e., commodity-linked derivative investments that are hybrid instruments excluded from regulation under the Commodity Exchange Act and the rules thereunder) will be eliminated.

• The Fund will no longer be subject to restrictions on the purpose for which it may enter into swap transactions and other derivatives (e.g., solely for hedging purposes).

• The percentage limits on the Fund's investments in structured notes will be eliminated.

• The Fund will be permitted to purchase securities on margin to the extent permissible by law.

• The Fund will be permitted to pledge, mortgage and hypothecate its assets to the extent allowed by law.

• The Fund will no longer be restricted from making investments for purposes of exercising control over management.

• The Fund will no longer be subject to ratings limitations with regard to counterparties with which it may enter into currency transactions.

• The Fund will no longer be subject to ratings limitations or qualifications criteria with regard to counterparties with which it may engage in OTC option transactions.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Directors were independent of DWS and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2008, the Fund's performance was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing the Fund's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Additional Information

Automated Information Lines	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent and Registrar	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	GCS
CUSIP Number	23338Y100

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

DWS Global Commodities Stock Fund, Inc.

Item 9 of Form N-CSR - Repurchase Disclosure

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

July 1 through July 31	240,765	$7.07	240,765	1,074,064
August 1 through August 31*	166,961	$7.70	166,961	907,103
September 1 through September 30**	145,454	$7.98	145,454	3,090,655
October 1 through October 31	73,250	$8.24	73,250	3,017,405
November 1 through November 30	0	$-	0	3,017,405
December 1 through December 31	0	$-	0	3,017,405

Total	626,430	$7.59	626,430

* Effective September 2, 2008, the fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share in the amount of 20% of its outstanding shares over a 12-month period of the fund's outstanding common shares in open market transactions over a 12-month period. The Board approved the repurchase program on July 16, 2008, with notice of the program being sent to fund shareholders in the Fund's annual report (on or about August 28th, 2008). The program expired on August 31, 2009.

** On July 15, 2009, the Fund announced that its Board of Directors extended the open market share repurchase program so that the Fund may continue to purchase an aggregate of up to 20% of the Fund's outstanding shares of common stock in open market transactions over the 12 month period from September 1, 2009 until August 31, 2010.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 2, 2010